Exhibit 99.1
Joint Filer Information

Date of Event Requiring Statement:	July 21, 2011

Issuer Name and Ticker or Trading Symbol:	China Recycling Energy Corporation [CREG]

Designated Filer:	CAGP General Partner, L.P.

Other Joint Filers:	DBD Cayman Holdings, Ltd. DBD Cayman, Ltd. TCG Holdings Cayman II, L.P. TC Group Cayman Investment Holdings, L.P. CAGP, Ltd. Carlyle Asia Growth Partners III, L.P. CAGP III Co-Investment, L.P.

Addresses:	The principal business address of each of the reporting persons is c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9001, Cayman Islands.

Signatures:

Dated: August 22, 2011
DBD Cayman Holdings, Ltd.

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

DBD Cayman, Ltd.

by: DBD Cayman Holdings, Ltd., its sole shareholder

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

TCG Holdings Cayman II, L.P.

by: DBD Cayman, Ltd., its general partner by: DBD Cayman Holdings, Ltd., its sole shareholder

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

TC Group Cayman Investment Holdings, L.P.

by: TCG Holdings Cayman II, L.P., its general partner by: DBD Cayman, Ltd., its general partner by: DBD Cayman Holdings, Ltd., its sole shareholder

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

CAGP Ltd.

by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

CAGP General Partner, L.P.

by: CAGP Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

Carlyle Asia Growth Partners III, L.P.

by: CAGP General Partner, L.P., its general partner
by: CAGP Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member

CAGP III Co-Investment, L.P.

by: CAGP General Partner, L.P., its general partner
by: CAGP Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

	by:	/s/ David A. Willich,

attorney in fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Ordinary Member